UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 Avenue of the Americas

New York, New York 10105

December 10, 2025

Dear Contractholder:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of the ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager Technology Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on February 4, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

The Board of Trustees of the Trust (the “Board”) has called the Meeting to request that shareholders of each Portfolio approve a change in the Portfolio’s classification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund. Shareholder approval of this change would enable a Portfolio to invest larger percentages of its assets in the securities of a single issuer. Changing a Portfolio’s classification from diversified to non-diversified would provide the Portfolio’s investment adviser, Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), and the Portfolio’s investment sub-adviser(s) with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. This increased investment flexibility may provide opportunities to enhance a Portfolio’s investment performance. Investing a larger percentage of a Portfolio’s assets in any one issuer carries certain risks, as described in the attached Proxy Statement. The approval of the proposal by one Portfolio is not contingent on the approval of the proposal by any of the other Portfolios.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the applicable Portfolio shares related to your interest in those accounts held as of the close of business on October 31, 2025. The Insurance Company that issued your Contract is the record owner of the Portfolio shares related to your interest in those accounts and may be referred to as a “shareholder.”

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. You should read the Proxy Statement prior to completing your voting instruction card.

The Board has approved the proposal identified above with respect to each Portfolio and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in the best interest of each Portfolio and its shareholders, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

It is anticipated that the proxy expenses will be borne by each class of each Portfolio; however, if the current expense ratio of a Portfolio (or a class thereof) equals or exceeds its expense cap, the Adviser will waive its and its affiliates’ management, administrative, and other fees for the Portfolio in an amount that is at least equal to the proxy expenses paid by the Portfolio. The Adviser’s obligation to cover expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived under certain circumstances.

Very truly yours, Steven M. Joenk Equitable Financial Life Insurance Company

EQ ADVISORS TRUST

ATM Large Cap Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Wellington Energy Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the above-named Portfolios of EQ Advisors Trust (the “Trust”) will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on February 4, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting, with shareholders of each Portfolio voting separately, will be asked to approve the proposal with respect to that Portfolio, as described below:

1.	Approve a change in each Portfolio’s classification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund.

2.	Transact such other business that may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by Equitable Financial Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above proposal.

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You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on October 31, 2025. If you attend the Meeting, you may vote or provide your voting instructions in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 3rd floor for participation in the Meeting. At the Meeting, you will need photo identification in order to vote or provide voting instructions.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number and 8-digit security code that appear on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees of the Trust recommends that you vote or provide voting instructions to vote “FOR” the proposal.

By Order of the Board of Trustees, Shane Daly Secretary

Dated: December 10, 2025

New York, New York

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

EQ/500 MANAGED VOLATILITY PORTFOLIO

EQ/CLEARBRIDGE LARGE CAP GROWTH ESG PORTFOLIO

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

EQ/JPMORGAN GROWTH STOCK PORTFOLIO

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

EQ/LOOMIS SAYLES GROWTH PORTFOLIO

EQ/MFS UTILITIES SERIES PORTFOLIO

EQ/WELLINGTON ENERGY PORTFOLIO

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

MULTIMANAGER TECHNOLOGY PORTFOLIO

EACH A SERIES OF EQ ADVISORS TRUST

(each, a “Portfolio” and together, the “Portfolios”)

TO BE HELD ON FEBRUARY 4, 2026

Dated: December 10, 2025

GENERAL

These Contractholder Voting Instructions are being furnished by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of October 31, 2025 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the above-named Portfolios, each a series of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the proposal that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that a Contractholder should know before completing the enclosed voting instruction card(s).

Equitable Financial is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are first being mailed to Contractholders on or about December 22, 2025.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “FOR” the proposal.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole Share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, by properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or by appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” the proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of Equitable Investment Management Group, LLC, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. If the quorum necessary to transact business at the Meeting is not established with respect to a Portfolio, or if the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

v

EQ ADVISORS TRUST

1345 Avenue of the Americas

New York, New York 10105

1-877-222-2144

PROXY STATEMENT DATED DECEMBER 10, 2025 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2026

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager Technology Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of the Trust, to be held at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on February 4, 2026, at 11:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of October 31, 2025 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the Portfolios. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about December 22, 2025. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about December 22, 2025.

This Proxy Statement relates to the following matters:

1.	Approve a change in each Portfolio’s classification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund.

2.	Transact such other business that may properly come before the Meeting.

The Trust is organized as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) is the investment adviser of each Portfolio. Equitable Investment Management, LLC, an affiliate of EIM, is the administrator of each Portfolio. Equitable Distributors, LLC, an affiliate of EIM, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1345 Avenue of the Americas, New York, New York 10105. In addition, the investment sub-advisers listed in Exhibit A serve as investment sub-advisers to the Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Portfolio. These expenses are estimated to be $1,200,000. The aforementioned expenses (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, if the current expense ratio of a Portfolio (or a class thereof) equals or exceeds its expense cap, the Adviser will waive its and its affiliates’ management, administrative, and other fees for the Portfolio in an amount that is at least equal to the aforementioned expenses paid by the Portfolio. The Adviser’s obligation to cover expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived under certain circumstances.

To the extent a Portfolio’s portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the Portfolio will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. Such transaction costs will vary depending on the level of repositioning of a Portfolio’s holdings; however, the Adviser believes that any such costs would be minimal and reasonable when taking into account the anticipated benefits of the change in a Portfolio’s classification.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders to be Held on February 4, 2026

This Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about December 22, 2025. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about December 22, 2025. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and as otherwise provided herein, and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of a Portfolio’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Portfolios’ annual and/or semi-annual reports, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105 or by calling 1-877-522-5035. These reports are also available online at https://equitable-funds.com.

PROPOSAL: APPROVE A CHANGE IN EACH PORTFOLIO’S CLASSIFICATION UNDER THE 1940 ACT FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

Background on the Proposal

The Adviser has recommended to the Board that each Portfolio change its classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund, subject to shareholder approval. Shareholder approval of this change would enable a Portfolio to invest larger percentages of its assets in the securities of a single issuer. The Adviser believes that changing a Portfolio’s classification from diversified to non-diversified is in the best interests of the Portfolio and its shareholders because it would provide the Adviser and the Portfolio’s sub-adviser(s) with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. The Adviser believes that this increased investment flexibility may provide opportunities to enhance a Portfolio’s investment performance. Investing a larger percentage of a Portfolio’s assets in any one issuer carries certain risks, as described below.

Each Portfolio currently is operating as a “diversified” fund, as defined in the 1940 Act. A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies, including exchange-traded funds (“ETFs”). With respect to the remaining 25% of its total assets (let’s call this portion the “25% basket”), a diversified fund may invest more than 5% of its total assets in the securities of a single issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase (appreciate) in value relative to the rest of the fund’s holdings. However, if a diversified fund exceeds the 25% limit due to appreciation of one or more securities, the fund may not purchase any additional securities of an issuer in the 25% basket (i.e., an issuer that exceeds 5% of the fund’s total assets). For an active investment strategy, this could limit a fund manager’s ability to execute its strategy and obtain the desired level of exposure to one or more issuers. For an index (or passive) investment strategy, this could make it difficult for a fund manager to efficiently track the relevant index.

ATM Large Cap Managed Volatility Portfolio and EQ/500 Managed Volatility Portfolio

Each of ATM Large Cap Managed Volatility Portfolio and EQ/500 Managed Volatility Portfolio generally allocates approximately 90% of its net assets to a portion that seeks to track the performance (before fees and expenses) of the S&P 500® Index (an “Index Portion”); the other portion of the Portfolio utilizes an actively managed futures and options strategy to manage the Portfolio’s equity exposure. The S&P 500® Index has characteristics relevant to the investment strategies of, and serves as a performance comparison (i.e., performance benchmark) for, each of the Portfolios. Over the past several years, the S&P 500® Index has become increasingly concentrated at the individual issuer level and is no longer considered diversified. As of October 31, 2025, individual issuer weightings over 5%, in the aggregate, represented approximately 27.0% of the index. Although levels of concentration at the individual issuer level have historically fluctuated in the S&P 500® Index, the Adviser believes that this market concentration may persist. This level of index concentration coupled with the need to comply with the 1940 Act diversification requirements can, at times, constrain a Portfolio’s portfolio managers’ ability to fully achieve desired exposures to individual securities, which can impact the Portfolio’s investment performance. The proposed change to non-diversified status would provide the Adviser and a Portfolio’s sub-adviser(s) with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. The Adviser believes that this increased investment flexibility would, among other benefits to a Portfolio, enable the sub-adviser(s) to a Portfolio’s Index Portion to more efficiently track the S&P 500® Index. A Portfolio’s investment objective, principal investment strategy, and fundamental investment policies would not change as a result of the change in classification.

EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Loomis Sayles Growth Portfolio and EQ/Wellington Energy Portfolio

Each of EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Loomis Sayles Growth Portfolio and EQ/Wellington Energy Portfolio is managed by a single sub-adviser that employs an active investment strategy. Each stock market index listed below has characteristics relevant to the investment strategies of, and serves as a performance comparison (i.e., performance benchmark) for, one or more of the Portfolios, as indicated below.

Index	Portfolio(s)
Russell 1000® Growth Index	EQ/ClearBridge Large Cap Growth ESG Portfolio EQ/JPMorgan Growth Stock Portfolio
Russell 3000® Growth Index	EQ/Loomis Sayles Growth Portfolio
S&P 500® Index	EQ/Fidelity Institutional AM® Large Cap Portfolio
MSCI ACWI Energy (Net) Index	EQ/Wellington Energy Portfolio

Over the past several years, each of these stock market indexes has become increasingly concentrated at the individual issuer level and is no longer considered diversified. As of October 31, 2025, individual issuer weightings over 5%, in the aggregate, represented approximately the following percentages of the indexes:

Index	Issuers > 5%, in the Aggregate
Russell 1000® Growth Index	47.0%
Russell 3000® Growth Index	37.4%
S&P 500® Index	27.0%
MSCI ACWI Energy (Net) Index	33.2%

Although levels of concentration at the individual issuer level have historically fluctuated in these indexes, the Adviser believes that this market concentration may persist. This level of index concentration coupled with the need to comply with the 1940 Act diversification requirements can, at times, constrain a Portfolio’s portfolio managers’ ability to fully achieve desired exposures to individual securities, which can impact the Portfolio’s investment performance.

Similar to its respective performance benchmark, each Portfolio’s portfolio has gradually become more concentrated over time due to the appreciation of certain issuers. As of October 31, 2025, individual issuer weightings over 5%, in the aggregate, represented approximately the following percentages of each Portfolio’s total assets:

Portfolio	Issuers > 5%, in the Aggregate (the 25% Basket)
EQ/ClearBridge Large Cap Growth ESG Portfolio	40.00%
EQ/Fidelity Institutional AM® Large Cap Portfolio	28.66%
EQ/JPMorgan Growth Stock Portfolio	38.47%
EQ/Loomis Sayles Growth Portfolio	47.26%
EQ/Wellington Energy Portfolio	38.78%

A Portfolio is not required to reduce these more concentrated positions in its 25% basket as they are the result of market appreciation subsequent to the Portfolio’s investment. However, its sub-adviser’s ability to effectively manage these more concentrated positions is limited because the sub-adviser is currently limited to only being able to reduce these positions. The proposed change to non-diversified status would provide the Adviser and a Portfolio’s sub-adviser with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. For example, the proposed change would provide a Portfolio’s sub-adviser with greater flexibility to effectively manage (e.g., add to or reduce) more concentrated positions based on its current investment thesis or relative risk expectations for these issuers. The change also would enable a Portfolio’s sub-adviser to focus the Portfolio’s investments on those securities that the sub-adviser believes are the most promising. A Portfolio’s investment objective, principal investment strategy, and fundamental investment policies would not change as a result of the change in classification.

EQ/MFS Utilities Series Portfolio

The EQ/MFS Utilities Series Portfolio is managed by a single sub-adviser that employs an active investment strategy. The Portfolio’s performance benchmark is not concentrated at the individual issuer level, but the need to comply with the 1940 Act diversification requirements can constrain its portfolio managers’ ability to fully achieve desired exposures to individual securities, which can impact the Portfolio’s investment performance. The Portfolio’s portfolio has gradually become more concentrated over time due to the appreciation of certain issuers. As of October 31, 2025, individual issuer weightings over 5%, in the aggregate (the 25% basket), represented approximately 31.04% of the Portfolio’s total assets. The Portfolio is not required to reduce these more concentrated positions in its 25% basket as they are the result of market appreciation subsequent to the Portfolio’s investment. However, its sub-adviser’s ability to effectively manage these more concentrated positions is limited because the sub-adviser is currently limited to only being able to reduce these positions. The proposed change to non-diversified status would provide the Adviser and the Portfolio’s sub-adviser with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. For example, the proposed change would provide the Portfolio’s sub-adviser with greater flexibility to effectively manage (e.g., add to or reduce) more concentrated positions based on its current investment thesis or relative risk expectations for these issuers. The change also would enable the Portfolio’s sub-adviser to focus the Portfolio’s investments on those securities that the sub-adviser believes are the most promising. The Portfolio’s investment objective, principal investment strategy, and fundamental investment policies would not change as a result of the change in classification.

EQ/Large Cap Growth Managed Volatility Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager Technology Portfolio

Each Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. Each of the EQ/Large Cap Growth Managed Volatility Portfolio and Multimanager Technology Portfolio allocates a target percentage of its assets to a portion that is actively managed by one or more sub-advisers (an “Active Allocated Portion”), a portion that seeks to track the performance (before fees and expenses) of a specified index (an “Index Allocated Portion”), and a portion that invests in ETFs (an “ETF Allocated Portion”). The Multimanager Aggressive Equity Portfolio allocates a target percentage of its assets to an Active Allocated Portion and an Index Allocated Portion.

For the EQ/Large Cap Growth Managed Volatility Portfolio, under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets, and the ETF Allocated Portion consists of approximately 20% of the Portfolio’s net assets. For the Multimanager Technology Portfolio, under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 20% of the Portfolio’s net assets, and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets. For the Multimanager Aggressive Equity Portfolio, under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets (up to 15% of the assets of the Index Allocated Portion may be invested in ETFs).

Each stock market index listed below has characteristics relevant to the investment strategies of, and serves as a performance comparison (i.e., performance benchmark) for, one of the Portfolios, as indicated below. For each Portfolio, the stock market index listed below is also the index the performance of which the Portfolio’s Index Allocated Portion seeks to track.

Index	Portfolio
Russell 1000® Growth Index	EQ/Large Cap Growth Managed Volatility Portfolio
Russell 3000® Growth Index	Multimanager Aggressive Equity Portfolio
S&P North American Technology Sector Index	Multimanager Technology Portfolio

Over the past several years, each of these stock market indexes has become increasingly concentrated at the individual issuer level and is no longer considered diversified. As of October 31, 2025, individual issuer weightings over 5%, in the aggregate, represented approximately the following percentages of the indexes:

Index	Issuers > 5%, in the Aggregate
Russell 1000® Growth Index	47.0%
Russell 3000® Growth Index	37.4%
S&P North American Technology Sector Index	42.8%

Although levels of concentration at the individual issuer level have historically fluctuated in these indexes, the Adviser believes that this market concentration may persist. This level of index concentration coupled with the need to comply with the 1940 Act diversification requirements can, at times, constrain a Portfolio’s portfolio managers’ ability to fully achieve desired exposures to individual securities, which can impact the Portfolio’s investment performance. The proposed change to non-diversified status would provide the Adviser and a Portfolio’s sub-advisers with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. The Adviser believes that this increased investment flexibility would, among other benefits to a Portfolio, enable the sub-adviser to a Portfolio’s Index Allocated Portion to more efficiently track its specified index, and enable each sub-adviser to a Portfolio’s Active Allocated Portion to focus its allocated portion’s investments on those securities that the sub-adviser believes are the most promising.

The proposed change to non-diversified status also would give the Adviser greater flexibility in establishing a Portfolio’s target allocations. Each Portfolio’s portfolio managers have, to a certain extent, been using alternatives to direct investments, such as ETFs, to gain exposure to certain issuers. If shareholders of the EQ/Large Cap Growth Managed Volatility Portfolio approve the proposal, the Adviser expects to modify the Portfolio’s principal investment strategy by increasing the percentage of assets allocated to the Index Allocated Portion by 10% (from 50% to 60%) and decreasing the percentage of assets allocated to the ETF Allocated Portion by 10% (from 20% to 10%). If shareholders of the Multimanager Technology Portfolio approve the proposal, the Adviser expects to modify the Portfolio’s principal investment strategy by increasing the percentage of assets allocated to the Index Allocated Portion by 10% (from 20% to 30%) and decreasing the percentage of assets allocated to the ETF Allocated Portion by 10% (from 30% to 20%). When a fund invests in an ETF, it indirectly bears its proportionate share of the fees and expenses incurred by the ETF (“acquired fund fees and expenses”). For each of EQ/Large Cap Growth Managed Volatility Portfolio and Multimanager Technology Portfolio, decreasing the percentage of assets allocated to the Portfolio’s ETF Allocated Portion would result in a reduction in acquired fund fees and expenses, which would reduce the Portfolio’s total operating expenses and benefit the Portfolio’s shareholders. The EQ/Large Cap Growth Managed Volatility Portfolio’s and the Multimanager Technology Portfolio’s respective investment objectives and fundamental investment policies would not change as a result of the change in classification.

The Multimanager Aggressive Equity Portfolio’s investment objective, principal investment strategy, and fundamental investment policies would not change as a result of the change in classification. However, if shareholders of the Multimanager Aggressive Equity Portfolio approve the proposal, the Adviser expects that the sub-adviser to the Portfolio’s Index Allocated Portion would reduce its investment in ETFs, which would result in a reduction in acquired fund fees and expenses. A reduction in acquired fund fees and expenses would reduce the Portfolio’s total operating expenses and benefit the Portfolio’s shareholders.

Proposal (All Portfolios)

The Adviser believes that changing a Portfolio’s classification from diversified to non-diversified is in the best interests of the Portfolio and its shareholders because it would provide the Adviser and the Portfolio’s sub-adviser(s) with increased flexibility in implementing the Portfolio’s investment strategies and pursuing the Portfolio’s investment objective. Because a Portfolio would be able to invest larger percentages of its assets in the securities of a single issuer, the portfolio managers that employ an active investment strategy on behalf of a Portfolio would be able to take more meaningful positions in securities that are their top investment choices. Of course, a Portfolio’s portfolio managers’ top investment choices represent their subjective determinations; a Portfolio’s portfolio managers might not accurately assess the investment prospects of a particular security. The portfolio managers that employ an index investment strategy on behalf of a Portfolio would be able to more efficiently track the relevant index, including, for example, by owning directly (rather than through alternatives to direct investments, such as ETFs) the desired amount of index constituent stocks relative to the weightings of the stocks in the relevant index. The Adviser believes that this increased investment flexibility may provide opportunities to enhance a Portfolio’s investment performance.

Shareholder approval of the proposal would enable a Portfolio to operate as a “non-diversified” fund. As a non-diversified fund, the percentage of a Portfolio’s assets invested in any single issuer would not be limited by the 1940 Act. A Portfolio would be able to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code (please see below for more detail).

If a Portfolio’s shareholders approve the proposal, the Portfolio could be subject to additional investment risks or be more susceptible to investment risks to which it is currently subject. Investing a larger percentage of a Portfolio’s assets in any one issuer could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse economic, political, regulatory or other events affecting that issuer. If a Portfolio’s portfolio managers take a larger position in an issuer that subsequently has an adverse return, the Portfolio could have a greater loss than it would have had if the portfolio managers had diversified the Portfolio’s investments.

To the extent a Portfolio’s portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the Portfolio will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. Such transaction costs will vary depending on the level of repositioning of a Portfolio’s holdings; however, the Adviser believes that any such costs would be minimal and reasonable when taking into account the anticipated benefits of the change in a Portfolio’s classification.

The Board has concluded that the proposed change in each Portfolio’s classification from diversified to non-diversified is appropriate and will likely benefit each Portfolio and its shareholders.

Under the 1940 Act, a “non-diversified” fund is permitted to operate as a “diversified” fund, but a “diversified” fund cannot become “non-diversified” unless shareholders approve the change. If a Portfolio’s shareholders approve the proposal, the Adviser may operate the Portfolio as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Portfolio. The Adviser will reserve freedom of action to operate each Portfolio as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if the Adviser does not operate a Portfolio as non-diversified within three years of shareholder approval, 1940 Act rules will require the Adviser again to seek shareholder approval to reserve freedom of action to operate the Portfolio as non-diversified.

If a Portfolio’s shareholders approve the proposal, the Portfolio would no longer be subject to the 1940 Act diversification requirements, but the Portfolio would continue to be subject to the diversification rules of the Internal Revenue Code that apply to regulated investment companies. These rules provide that, to maintain favorable tax treatment, a Portfolio must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, a Portfolio is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of a Portfolio’s fiscal year, so a Portfolio may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the Adviser has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating a Portfolio as a non-diversified fund could give the Adviser and the Portfolio’s sub-adviser(s) more flexibility in implementing the Portfolio’s investment strategies. This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (the “25% basket”), a Portfolio may invest more than 5% of its total assets in one or more issuers. Take a hypothetical portfolio that includes, among many other securities, securities of three fictional companies: XYZ Corp., ABC Corp., and LMN Corp. At the time the Portfolio purchased securities of these companies, the companies made up the “25% basket”. Let’s say the Portfolio purchased XYZ Corp. at $5 per share. Later, XYZ Corp. increases in value to $20 per share and, combined with ABC Corp. and LMN Corp., now exceeds 25% of the Portfolio’s total assets. As described above, the Portfolio may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket. However, the Portfolio cannot take a larger position in XYZ Corp, even if XYZ Corp. is one of the Adviser’s top investment choices, because (as a 1940 diversified fund) the Portfolio cannot add any more to the 25% basket. If, however, shareholders approve changing the Portfolio from a diversified fund to a non-diversified fund, the Portfolio would be able to take a larger position in the XYZ Corp. in this hypothetical situation because the Portfolio would be able to invest as much as 25% in one issuer, and as much as 25% in a second issuer (as a non-diversified fund, the Portfolio would have two 25% baskets). Investing a larger percentage of the Portfolio’s assets in any one issuer carries certain risks, as described above.

The 1940 Act does not require a fund to designate its diversification status as a fundamental investment restriction. Accordingly, if a Portfolio’s shareholders approve changing its classification from diversified to non-diversified, the Portfolio will not designate its new status as a fundamental investment restriction.

At a meeting held on November 18-19, 2025, the Board considered the Adviser’s recommendation to change each Portfolio’s classification from “diversified” to “non-diversified.” The Board considered all relevant factors, including the rationale for the proposed change and the potential impact on each Portfolio, including the potential benefits and risks associated with the proposal. At the meeting, the Adviser also made a presentation to, and responded to questions from, the Board regarding the proposal and other matters relevant to the Board’s consideration of the proposal. Based on its consideration of these matters, including the Adviser’s recommendation, the Board, including a majority of the Independent Trustees, approved the change in each Portfolio’s classification from “diversified” to “non-diversified” and determined to recommend that shareholders of each Portfolio approve the proposal. In connection with its approval of the proposal, the Board also approved the Adviser’s proposed modifications to each of EQ/Large Cap Growth Managed Volatility Portfolio’s and Multimanager Technology Portfolio’s respective principal investment strategies, contingent on shareholder approval of the proposal.

If a Portfolio’s shareholders approve the proposal, the change in the Portfolio’s classification from diversified to non-diversified (and the Portfolio’s modified principal investment strategy, in the case of EQ/Large Cap Growth Managed Volatility Portfolio and Multimanager Technology Portfolio) will become effective when the Portfolio’s prospectus and SAI are revised or supplemented to reflect the change (and the modified principal investment strategy, as the case may be). The approval of the proposal by one Portfolio is not contingent on the approval of the proposal by any of the other Portfolios.

If a Portfolio’s shareholders do not approve the proposal, the Portfolio will continue to operate as a diversified fund. (If EQ/Large Cap Growth Managed Volatility Portfolio’s shareholders or Multimanager Technology Portfolio’s shareholders do not approve the proposal, the proposed modification to the Portfolio’s principal investment strategy will not go into effect.) In that event, the Adviser and the Board would consider whether any additional actions are necessary or appropriate.

Required Vote for the Proposal

The shareholders of a Portfolio will vote on the approval of the proposal with respect to that Portfolio separately from the shareholders of each other Portfolio. The shareholders of all classes of a Portfolio will vote collectively as a single class on the proposal. Approval of the proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to the proposal, “voting securities” refers to the shares of a Portfolio.

The Trustees recommend that the shareholders of each Portfolio vote “FOR” the proposal.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit C shows the number of outstanding shares of each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Equitable Financial owned of record a substantial majority of those shares.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to: Shane Daly, Secretary of the Trust, 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether the proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by executing a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy, or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of a Portfolio will vote on the approval of the proposal with respect to that Portfolio separately from the shareholders of each other Portfolio. The shareholders of all classes of a Portfolio will vote collectively as a single class on the proposal. Approval of the proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to the proposal, “voting securities” refers to the shares of a Portfolio. The presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. A quorum will be reached due to Equitable Financial’s direct or indirect ownership of the Trust’s shares, as described below.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against the proposal. Therefore, abstentions will have the same effect as a vote “against” the proposal because the proposal requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities.

The approval of the proposal by one Portfolio is not contingent on the approval of the proposal by any of the other Portfolios.

To the Trust’s knowledge, as of the Record Date, the current Trustees and officers of the Trust owned, individually and as a group, less than 1% of the shares of each of the Portfolios.

As of the Record Date, except as set forth in Exhibit B, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of the Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of the Portfolios. Equitable Financial and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Proxy Statement with its enclosures on or about December 22, 2025. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of EIM or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple instructions on the enclosed proxy card(s). Contractholders can provide voting instructions by mail with the enclosed voting instruction card(s), or via telephone or the Internet by following the simple instructions on the enclosed voting instruction card(s). In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to beneficial owners, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Portfolio. These expenses are estimated to be $1,200,000. The aforementioned expenses (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, if the current expense ratio of a Portfolio (or a class thereof) equals or exceeds its expense cap, the Adviser will waive its and its affiliates’ management, administrative, and other fees for the Portfolio in an amount that is at least equal to the aforementioned expenses paid by the Portfolio. The Adviser’s obligation to cover expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived under certain circumstances. As of the date of this Proxy Statement, the current expense ratio of each of the following Portfolios equaled or exceeded its expense cap: EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Wellington Energy Portfolio and Multimanager Technology Portfolio.

The Trust has engaged Computershare to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Computershare will receive a total fee of approximately $836,000 for its proxy solicitation services, which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. If the quorum necessary to transact business at the Meeting with respect to a Portfolio is not established, or if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote.

It is important that you execute and return your proxy or voting instruction card(s) promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Names and Addresses of the Sub-Advisers	A-1
Exhibit B	Five Percent Owner Report	B-1
Exhibit C	Outstanding Shares	C-1

EXHIBIT A

NAMES AND ADDRESSES OF THE SUB-ADVISERS

Portfolio	Sub-Adviser(s)
ATM Large Cap Managed Volatility Portfolio	AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203 BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
EQ/500 Managed Volatility Portfolio	AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203 BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
EQ/ClearBridge Large Cap Growth ESG Portfolio	ClearBridge Investments, LLC One Madison Avenue New York, NY 10010
EQ/Fidelity Institutional AM® Large Cap Portfolio	FIAM LLC 900 Salem Street Smithfield, RI 02917
EQ/JPMorgan Growth Stock Portfolio	J.P. Morgan Investment Management Inc. 383 Madison Avenue New York, NY 10179
EQ/Large Cap Growth Managed Volatility Portfolio

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, NY 10179

Polen Capital Management, LLC

1825 NW Corporate Boulevard, Suite 300

Boca Raton, FL 33431

BlackRock Investment Management, LLC

1 University Square Drive

Princeton, NJ 08540

EQ/Loomis Sayles Growth Portfolio	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111
EQ/MFS Utilities Series Portfolio	Massachusetts Financial Services Company (d/b/a MFS Investment Management) 111 Huntington Avenue Boston, MA 02199

A-1

Portfolio	Sub-Adviser(s)
EQ/Wellington Energy Portfolio	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
Multimanager Aggressive Equity Portfolio

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

1832 Asset Management U.S. Inc.

40 Temperance Street

Toronto, Ontario, Canada M5H 0B4

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Multimanager Technology Portfolio	AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203 FIAM LLC 900 Salem Street Smithfield, RI 02917 Wellington Management Company LLP 280 Congress Street Boston, MA 02210

A-2

EXHIBIT B

FIVE PERCENT OWNER REPORT

As of October 31, 2025 (Record Date), the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio – Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned
EQ/Clearbridge Large Cap Growth ESG Portfolio – Class K	ANDREW A. SMITH, DDS 1314 S 6TH ST LOS BANOS, CA 93635-472	18,791.913	5.05%
	JESAN LIU, D.D.S. 17 WATERCREST CT SACRAMENTO, CA 95831-557	87,957.085	23.65%
	MARGARET A. CATES DMD, LLC 322 S COIT ST FLORENCE, SC 29501-474	22,102.450	5.94%
Multimanager Technology Portfolio – Class K	SMILEMAKERS 19063 US HIGHWAY 18 STE 102 APPLE VALLEY, CA 92307-253	42,236.659	6.37%
	GOODWYN DDS PLLC, CATHERINE M 37 HILLSBORO DR ORCHARD PARK, NY 14127-343	49,032.303	7.40%
	GARY H. CHAN, D.D.S. 11550 OPAL AVE REDLANDS, CA 92374-771	41,639.482	6.28%

B-1

EXHIBIT C

OUTSTANDING SHARES

The table below shows the number of outstanding shares of each class of each Portfolio as of October 31, 2025 (Record Date) that are entitled to vote at the Meeting.

Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
ATM Large Cap Managed Volatility Portfolio	179,716,885	N/A	N/A	179,716,885
EQ/500 Managed Volatility Portfolio	247,713,774	N/A	7,576,676	240,137,098
EQ/ClearBridge Large Cap Growth ESG Portfolio	24,890,374	N/A	24,517,460	372,914
EQ/Fidelity Institutional AM® Large Cap Portfolio	22,255,409	N/A	22,208,404	47,005
EQ/JPMorgan Growth Stock Portfolio	36,939,658	N/A	33,641,564	3,298,094
EQ/Large Cap Growth Managed Volatility Portfolio	129,912,165	N/A	128,674,605	1,237,560
EQ/Loomis Sayles Growth Portfolio	70,781,312	N/A	53,803,514	16,977,798
EQ/MFS Utilities Series Portfolio	5,495,104	N/A	5,493,556	1,548
EQ/Wellington Energy Portfolio	29,874,947	N/A	29,874,947	N/A
Multimanager Aggressive Equity Portfolio	22,603,364	19,905,027	2,543,321	155,016
Multimanager Technology Portfolio	47,404,543	N/A	46,740,287	664,256

C-1

EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. EASY VOTING OPTIONS: Scan the QR code or visit www.proxy-direct.com Follow the on-screen instructions available 24 hours a day PHONE 1-800-337-3503 Follow the recorded instructions available 24 hours a day MAIL Vote, sign and date this proxy card and mail in the enclosed Business Reply Envelope PROXY CARD EQ ADVISORS TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2026 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the Trust’s portfolio(s). The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated December 10, 2025 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 EQT_34779_120925 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 4, 2026. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/eqt-34779 PORTFOLIOS PORTFOLIOS PORTFOLIOS ATM Large Cap Managed Volatility Portfolio EQ/500 Managed Volatility Portfolio EQ/ClearBridge Large Cap Growth ESG Portfolio EQ/Fidelity Institutional AM® Large Cap Portfolio EQ/JPMorgan Growth Stock Portfolio EQ/Large Cap Growth Managed Volatility Portfolio EQ/Loomis Sayles Growth Portfolio EQ/MFS Utilities Series Portfolio EQ/Wellington Energy Portfolio Multimanager Aggressive Equity Portfolio Multimanager Technology Portfolio Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL: 1. Approve a change in the Portfolio’s classification from a diversified fund to a non-diversified fund. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. ATM Large Cap Managed Volatility Portfolio 02. EQ/500 Managed Volatility Portfolio 03. EQ/ClearBridge Large Cap Growth ESG Portfolio 04. EQ/Fidelity Institutional AM® Large Cap Portfolio 05. EQ/JPMorgan Growth Stock Portfolio 06. EQ/Large Cap Growth Managed Volatility Portfolio 07. EQ/Loomis Sayles Growth Portfolio 08. EQ/MFS Utilities Series Portfolio 09. EQ/Wellington Energy Portfolio 10. Multimanager Aggressive Equity Portfolio 11. Multimanager Technology Portfolio To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. Authorized Signatures — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EQT-1 34779 xxxxxxxx A B

EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. VOTING INSTRUCTION CARD EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2026 [INSURANCE COMPANY NAME DROP-IN] The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s), each a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated December 10, 2025 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 EQT_34779_120925_VI PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code INTERNET Scan the QR code or visit www.proxy-direct.com Follow the on-screen instructions available 24 hours a day PHONE 1-866-298-8476 Follow the recorded instructions available 24 hours a day MAIL Vote, sign and date this voting instruction card and mail in the enclosed Business Reply Envelope

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 4, 2026. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/eqt-34779 PORTFOLIOS PORTFOLIOS PORTFOLIOS ATM Large Cap Managed Volatility Portfolio EQ/500 Managed Volatility Portfolio EQ/ClearBridge Large Cap Growth ESG Portfolio EQ/Fidelity Institutional AM® Large Cap Portfolio EQ/JPMorgan Growth Stock Portfolio EQ/Large Cap Growth Managed Volatility Portfolio EQ/Loomis Sayles Growth Portfolio EQ/MFS Utilities Series Portfolio EQ/Wellington Energy Portfolio Multimanager Aggressive Equity Portfolio Multimanager Technology Portfolio Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL: 1. Approve a change in the Portfolio’s classification from a diversified fund to a non-diversified fund. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. ATM Large Cap Managed Volatility Portfolio 02. EQ/500 Managed Volatility Portfolio 03. EQ/ClearBridge Large Cap Growth ESG Portfolio 04. EQ/Fidelity Institutional AM® Large Cap Portfolio 05. EQ/JPMorgan Growth Stock Portfolio 06. EQ/Large Cap Growth Managed Volatility Portfolio 07. EQ/Loomis Sayles Growth Portfolio 08. EQ/MFS Utilities Series Portfolio 09. EQ/Wellington Energy Portfolio 10. Multimanager Aggressive Equity Portfolio 11. Multimanager Technology Portfolio To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. Authorized Signatures — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EQT-2 34779 xxxxxxxx A B